SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company's Telephone Number)

___________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As disclosed previously, on July 31, 2016, Airborne Wireless Network, a Nevada corporation (the "Company"), as the therein defined "Buyer," and Apcentive, Inc., a Nevada corporation, defined therein as the "Seller" ("Apcentive"), entered into and executed a written Intellectual Property Purchase Agreement (the "Purchase Agreement"). Pursuant to the terms and conditions of the Purchase Agreement, the Company will purchase from Apcentive a patent and a trademark (the "Intellectual Property").

Pursuant to the provisions of the Purchase Agreement, the consideration to be provided by the Company for the Intellectual Property is (i) 40,000,000 shares of the Company's common stock and (ii) a royalty in the amount of 1½ % of the net cash revenue the Company receives from the promotion, marketing, sale, distribution, and other exploitation of the patent included the Intellectual Property.

In order to enable the Company to have sufficient shares of its $.001 par value common stock available to issue in connection with the acquisition of the Intellectual Property and to accommodate possible future financing and acquisition plans, without the necessity of amending the Company's Articles of Incorporation, on August 11, 2016, the Company and J. Edward Daniels, the president and sole director of the Company, entered into a written Stock Issuance Cancellation Agreement (the "Cancellation Agreement"). Pursuant to the provisions of the Cancellation Agreement, the Company, on the one hand, and Mr. Daniels, on the other hand, agreed to cancel the issuance to Mr. Daniels of 80,000,000 shares of Company's $0.001 par value common stock then held by Mr. Daniels.

The foregoing information regarding of the Cancellation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cancellation Agreement, a copy which is attached hereto as Exhibit 10.1 and is in incorporated herein by this reference.

ITEM 7.01 REGULATION FD

On August 11, 2016, the Company issued a press release announcing the Cancellation Agreement.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of the Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be "furnished" and shall not be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	10.1	Stock Issuance Cancellation Agreement between Airborne Wireless Network and J. Edward Daniels dated August 11, 2016.

	99.1	Press Release dated August 11, 2016, announcing the Stock Issuance Cancellation Agreement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 11, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and sole director

3

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Stock Issuance Cancellation Agreement between Airborne Wireless Network and J. Edward Daniels dated August 11, 2016.

99.1	Press release dated August 11, 2016, announcing the Stock Issuance Cancellation Agreement.

4